Supplement dated July 30, 2014 to the Variable Universal

Life Insurance Prospectuses Listed Below

Issued by Columbus Life Insurance Company through its Separate Account 1

Variable Life Prospectus	Date of Prospectus
VUL01	May 1, 2005
Pinnacle	May 1, 2005

This supplement to the prospectuses identified above describes changes to the Portfolios in the variable life insurance policies issued by Columbus Life Insurance Company.  Please retain this supplement to the prospectus for future reference.

Changes to Trust and Portfolio Names Effective August 11, 2014

•                  The DWS Investment VIT Funds trust will become Deutsche Investment VIT Funds trust

•                  The DWS Small Cap Index VIP Fund will become Deutsche Small Cap Index VIP Fund

•                  The DWS Equity 550 VIP Fund will become Deutsche Equity 500 Index VIP Fund

This is for informational purposes only.  You are not required to take any action.  If you need assistance, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.